UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            Pursuant to Section 13 or 15 (d) of the
	               Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                    February 27, 2006 (February 21, 2006)



	                       Thomas Nelson, Inc.
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	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
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  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
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              (Address of Principal                  (Zip Code)
                Executive Offices)

                                 Not Applicable
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         (Former name or former address, if changed, since last report)


Registrant's telephone number, including area code:  615/889-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                              TABLE OF CONTENTS

Item 1.01.  Entry into a Material Definitive Agreement
Item 9.01.  Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX 10.1.    Thomas Nelson, Inc. Discretionary Bonus Plan




Item 1.01.  Entry into a Material Definitive Agreement.

Discretionary Bonus Plan
------------------------

     On February 21, 2006, the Compensation Committee of the Board of Directors of Thomas Nelson, Inc. (the "Compensation Committee") approved a Discretionary Bonus Plan (the "Plan") as an employee incentive and retention program to help retain the services of employees critical to the Company's success. The Compensation Committee will administer the Plan. Under the Plan, the Compensation Committee has approved an aggregate of $494,000 in cash bonus payments to the following three management employees:


                                   Bonus Payment Date
                                 -----------------------     Total Bonus
      Employee                   4/01/2006     4/01/2007       Payments
      ------------------------------------------------------------------
      Mark Schoenwald             $ 95,000      $ 95,000      $190,000
      Tami Heim                    114,000       114,000       228,000
      Jerry Park                    38,000        38,000        76,000
      ------------------------------------------------------------------
      Totals                      $247,000      $247,000      $494,000


      Fifty percent of the bonus awards to each individual is to be paid on April 1, 2006, with the remainder of such awards to be paid on April 1, 2007, subject to the recipient's continued employment with the Company on a full-time basis through the date of payment.

     The discretionary bonuses may be paid in addition to any other compensation awards approved by the Compensation Committee, including cash incentives paid to the Company's Named Executive Officers pursuant to the Company's annual cash incentive program.

     The Plan is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.       Description
-----------       -----------

    10.1          Thomas Nelson, Inc. Discretionary Bonus Plan


                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                   By: /s/ Joe L. Powers
                                       -----------------------------
                                   Name:   Joe L. Powers
                                   Title:  Executive Vice President,
                                           Secretary and Chief Financial Officer


Date:  February 27, 2006



                             EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1          Thomas Nelson, Inc. Discretionary Bonus Plan